UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2008
ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan	48858
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On July 29, 2008, Isabella Bank Corporation issued a letter to its shareholders announcing the voting results from its 2008 annual shareholders’ meeting and its results of operations for the first six months of 2008. Prior to that issuance, on July 25, 2008, Isabella Bank a wholly-owned subsidiary of Isabella Bank Corporation, issued a press release announcing its results of operations for the first six months of 2008.
     A copy of the shareholder letter and press release are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.
     The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the registrant under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description

99.1	Shareholder letter issued July 29, 2008.

99.2	Press release issued July 25, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION
Dated: July 29, 2008.	By:	/s/ Peggy Wheeler
Peggy Wheeler, Senior Vice President and Controller